Exhibit (a)(1)(B)


                              LETTER OF TRANSMITTAL
                             TO TENDER SHARES OF THE
                                  COMMON STOCK
                                       OF
                                PURE WORLD, INC.
                        PURSUANT TO THE OFFER TO PURCHASE
                               DATED JUNE 17, 2005
                                       BY
                            NATUREX ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF
                                  NATUREX S.A.

--------------------------------------------------------------------------------

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
       NEW YORK CITY TIME, ON JULY 15, 2005, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY


        By Mail or Overnight Courier:                  By Facsimile Transmission                           By Hand:
                                                   (for eligible institutions only):

American Stock Transfer & Trust Company      American Stock Transfer & Trust Company     American Stock Transfer & Trust Company
            59 Maiden Lane                       Attn: Reorganization Department                     59 Maiden Lane
          New York, NY 10038                             (718) 234-5001                                Plaza Level
                                                                                                   New York, NY 10038
                  or

American Stock Transfer & Trust Company
           6201 15th Avenue
          Brooklyn, NY 11219


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO AMERICAN STOCK TRANSFER AND TRUST COMPANY (THE "DEPOSITARY"). YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.
         THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       PLEASE FILL IN EXACTLY AS NAME(S)                               SHARES TENDERED
          APPEAR(S) ON  CERTIFICATE(S)                (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------
                                                                          TOTAL NUMBER OF       NUMBER OF
                                                       CERTIFICATE      SHARES REPRESENTED       SHARES
                                                       NUMBER(S)(1)    BY CERTIFICATE(S)(1)   TENDERED(2)
                                                      ------------------------------------------------------

                                                      ------------------------------------------------------

                                                      ------------------------------------------------------

                                                      ------------------------------------------------------

                                                      ------------------------------------------------------

                                                      ------------------------------------------------------
                                                        TOTAL SHARES
------------------------------------------------------------------------------------------------------------

(1)    Need not be completed by stockholders who deliver Shares by book-entry transfer.
(2)    Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See
       Instruction 4.
------------------------------------------------------------------------------------------------------------


         This Letter of Transmittal is to be used by stockholders of Pure World, Inc. (the "Company"), if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase and pursuant to the procedures set forth in Section 3 thereof).

         Stockholders whose certificates for Shares ("Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the Offer. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

--------------------------------------------------------------------------------
                                TENDER OF SHARES
--------------------------------------------------------------------------------

[   ]    CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

         NAME(S) OF TENDERING INSTITUTION:  ________________________________

         ACCOUNT NUMBER:____________________________________________________

         TRANSACTION CODE NUMBER:___________________________________________

--------------------------------------------------------------------------------

[   ]    CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
FOLLOWING:

         NAME(S) OF REGISTERED HOLDER(S):___________________________________

         WINDOW TICKET # (IF ANY):__________________________________________

         DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:________________

         NAME OF ELIGIBLE INSTITUTION THAT GUARANTEED DELIVERY:_____________

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

      PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL
                                   CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to Naturex Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of Naturex S.A., a societe anonyme organized under the laws of the French Republic (the "Parent"), the above-described shares of common stock, par value $.01 per stock (the "Shares") of Pure World, Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all issued and outstanding Shares, at a purchase price of $4.30 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 17, 2005 and in this Letter of Transmittal (which together with any amendments or supplements thereto or hereto, collectively constitute the "Offer").

         Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the "Depositary") as the undersigned's true and lawful agent and attorney-in-fact with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

         By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Purchaser as the undersigned's attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to (i) vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement (as defined in the Offer to Purchase), the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

         Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." If the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

         CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 10.

NUMBER OF SHARES REPRESENTED BY THE LOST OR DESTROYED CERTIFICATES:


--------------------------------------------------------        -----------------------------------------------------
             SPECIAL PAYMENT INSTRUCTIONS                                   SPECIAL PAYMENT INSTRUCTIONS
           (SEE INSTRUCTIONS 1, 5, 6 AND 7)                               (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase              To be completed ONLY if the check for the
price of Shares accepted for payment and/or Share               purchase price of Shares accepted for payment
Certificates not tendered or accepted for payment               and/or Share Certificates not tendered or accepted
are to be issued in the name of someone other                   for payment are to be sent to someone other
than the undersigned:                                           than the undersigned or to the undersigned at an
                                                                address other than that shown under "Description
     Issue: [  ]   Check and/or                                 of Shares Tendered."
            [  ]   Certificate(s) to:
                                                                         Mail:  [   ]  Check and/or
Name_______________________________________________                             [   ]  Certificate(s) to:
                    (PLEASE PRINT)
                                                                Name_____________________________________________
Address____________________________________________                                (PLEASE PRINT)

___________________________________________________             Address__________________________________________
                 (INCLUDE ZIP CODE)
                                                                _________________________________________________
__________________________________________________                               (INCLUDE ZIP CODE)
 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)                    _________________________________________________
                                                                  (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
Account Number:___________________________________                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)



--------------------------------------------------------        -----------------------------------------------------


--------------------------------------------------------------------------------

                                    IMPORTANT

                             STOCKHOLDER: SIGN HERE
              (Please Complete Substitute Form W-9 Included Herein)

________________________________________________________________________________

________________________________________________________________________________
                         Signature(s) of Stockholder(s)

 Dated:   _______________, 2005

 Name(s):_______________________________________________________________________
                           (Please Print)

 Capacity (full title):_________________________________________________________

 Address:_______________________________________________________________________
                         (Include Zip Code)

 Area Code and Telephone No.:___________________________________________________

 Taxpayer Identification or Social Security No.:________________________________
                                                   (See Substitute Form W-9)

________________________________________________________________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
________________________________________________________________________________

________________________________________________________________________________
                      GUARANTEE OF SIGNATURE(S)
              (If Required -- See Instructions 1 And 5)

 Authorized Signature:__________________________________________________________

 Name(s):_______________________________________________________________________
                                      (Please Print)

 Capacity (full title):_________________________________________________________

 Name of Firm:__________________________________________________________________

 Address:_______________________________________________________________________
                         (Include Zip Code)

 Area Code and Telephone No.:___________________________________________________

 Dated:   _______________, 2005

 -------------------------------------------------------------------------------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name(s) appear(s) on a security position listing as the owner(s) of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

         2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation of a book-entry transfer of Shares (a "Book-Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of the Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND THE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

         3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

         4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

         If this Letter of Transmittal or any Share Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

         If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made or Share Certificate(s) not tendered or not accepted for payment are to be issued in the name of any person(s) other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed and transmitted hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

         6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) evidencing the Shares tendered hereby.

         7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and, if appropriate, Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Share Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

         8. Substitute Form W-9. To avoid backup withholding, a tendering stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct, that such stockholder is not subject to backup withholding of federal income tax and that such stockholder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering stockholder has been notified by the Internal Revenue Service ("IRS") that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9 unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a penalty imposed by the Internal Revenue Service and backup withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9 and sign and date the Substitute Form W-9, including the Certificate of Awaiting Taxpayer Identification Number at the bottom of the form. If "Applied For" is written in
Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold a portion of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

         Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign stockholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" for more instructions.

         9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8 and the "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" may be directed to the Information Agent at the address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

         10. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify American Stock Transfer and Trust Company, in its capacity as transfer agent for the Shares (telephone number: (718) 921-8200). The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST

BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a stockholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder's correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, the stockholder's TIN is such stockholder's social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of 28%.

         Certain stockholders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8, signed under penalties of perjury, attesting to his or her exempt status. A Form W-8 can be obtained from the Depositary. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. Exempt stockholders other than foreign stockholders should furnish their TIN, write "Exempt" in Part II of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) that the stockholder is not subject to backup withholding because (a) the stockholder is exempt from backup withholding, (b) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (c) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding, and (3) that the stockholder is a U.S. person (as defined for U.S. federal income tax purposes).

WHAT NUMBER TO GIVE THE DEPOSITARY

         The tendering stockholder is required to give the Depositary the TIN (generally the social security number or employer identification number) of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he, she or it should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the stockholder may be subject to a $50.00 penalty imposed by the IRS.


------------------------------------------------------------------------------------------------------------------------------------
                                       PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                           PLEASE FILL IN YOUR NAME AND ADDRESS BELOW.
FORM W-9

DEPARTMENT OF                        ---------------------------------------------------------------
THE TREASURY,                        NAME
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER         ---------------------------------------------------------------
IDENTIFICATION NUMBER (TIN)          ADDRESS (NUMBER AND STREET)

                                     ---------------------------------------------------------------

                                     CITY, STATE AND ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
PART I: TAXPAYER IDENTIFICATION NUMBER - - For all accounts, enter Taxpayer Identification Number
in the box at right.  (For most  individuals  this is your social security number.) If you do not     ______________________________
have a social security number, see Obtaining a Number in the enclosed  Guidelines for Certification    SOCIAL SECURITY NUMBER(S)
of Taxpayer Identification Number (TIN) on Substitute Form W-9 ("Guidelines"). Certify by signing
and dating below.                                                                                                   OR

Note:  If the account is in more than one name, check the enclosed Guidelines to determine which      ______________________________
number to give payer.                                                                                     EMPLOYER IDENTIFICATION
                                                                                                                  NUMBER(S)
------------------------------------------------------------------------------------------------------------------------------------
PART II: For payees  exempt from backup  withholding, see the enclosed Guidelines and complete as
instructed therein.                                                                                   ______________________________
                                                                                                              (IF "EXEMPT")
------------------------------------------------------------------------------------------------------------------------------------
PART III: CERTIFICATION - - Under penalties of perjury, I certify that:
--------------------------------------------------------------------------------

(1)  The number shown on this form is my correct Taxpayer Identification Number
     (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
     Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. person (as defined for United States federal income tax purposes).
--------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part III above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

Signature__________________________________________________Date__________ , 2005

--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW
THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON
APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify, under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
   Internal Revenue Service Center or Social Security Administration Office or
   (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

   SIGNATURE_____________________________       DATE ____________ , 2005
--------------------------------------------------------------------------------


         MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON BELOW.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY


        By Mail or Overnight Courier:                  By Facsimile Transmission                           By Hand:
                                                   (for eligible institutions only):

American Stock Transfer & Trust Company      American Stock Transfer & Trust Company     American Stock Transfer & Trust Company
            59 Maiden Lane                       Attn: Reorganization Department                     59 Maiden Lane
          New York, NY 10038                             (718) 234-5001                                Plaza Level
                                                                                                   New York, NY 10038
                  or

American Stock Transfer & Trust Company
           6201 15th Avenue
          Brooklyn, NY 11219


                               __________________

         Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone numbers and locations listed below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                     The Information Agent for the Offer is:


                              GEORGESON SHAREHOLDER
                             a Computershare company
                           17 STATE STREET, 10TH FLOOR
                               NEW YORK, NY 10004

                        Banks and Brokers: (212) 440-9800
                    All Others Call Toll Free: (866) 357-4028

                      The Dealer Manager for the Offer is:

                            GIULIANI CAPITAL ADVISORS
                                 5 Times Square
                            New York, New York 10036

                                  June 17, 2005